UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2018
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 SEITEL, INC.
(Exact name of Registrant as Specified in its Charter)
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Delaware (State or Other Jurisdiction of Incorporation)	001-10165 (Commission File Number)	76-0025431 (IRS Employer Identification No.)
10811 S. Westview Circle Drive
Building C, Suite 100
Houston, Texas 77043
(Address of Principal Executive Offices)
(713) 881-8900
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introduction

Seitel, Inc. (the “Company”) is a wholly-owned subsidiary of Seitel Holdings, Inc. (“Holdings”). On July 17, 2018, Holdings, ValueAct Capital Master Fund, L.P. (“ValueAct”) and Centerbridge Capital Partners II, L.P. and Centerbridge Capital Partners SBS II, L.P. (together with Centerbridge Capital Partners II, L.P., “Centerbridge”) entered into a Securities Purchase Agreement whereby Centerbridge exercised its rights under the Amended and Restated Securities Holders Agreement, dated May 23, 2011 to acquire 100% of ValueAct’s ownership interest in Holdings (the “Transaction”). As a result of the Transaction, Centerbridge owns approximately 99.7% of the issued and outstanding shares of Holdings.

Item 1.01 Entry into a Material Definitive Agreement.

Second Amended and Restated Securities Holders Agreement

In connection with the Transaction, Holdings entered into a Second Amended and Restated Securities Holders Agreement (the “Second Amended and Restated Securities Holders Agreement”). The terms of the Second Amended and Restated Securities Holders Agreement are substantially the same as the terms of the Amended and Restated Securities Holders Agreement as reported in the Current Report on Form 8-K dated May 25, 2011 (the “May 2011 Current Report”), with the following exceptions: (i) references and provisions related to ValueAct that are no longer applicable due to the Transaction were removed from the Second Amended and Restated Securities Holders Agreement, and conforming changes were made to related provisions, and (ii) under Article IV, the repurchase option period was amended to 180 days. The Second Amended and Restated Securities Holders Agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

The foregoing description of the Second Amended and Restated Securities Holders Agreement is only a summary and does not purport to be a complete description of all of the terms and conditions of the Second Amended and Restated Securities Holders Agreement, and is subject to, and qualified in its entirety by reference to the full text of the Second Amended and Restated Securities Holders Agreement which is filed as Exhibit 10.1 of this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The information included in Item 1.01 above is incorporated into this Item 3.03 by reference.

Item 5.01 Changes in Control of Registrant.

On July 17, 2018, in connection with the Transaction, Centerbridge purchased 67.1% of Holdings Common Stock at a price of $40.45 per share from ValueAct, paid in cash by Centerbridge. As a result of the Transaction, ValueAct disposed of all of its remaining investments in Holdings, and Centerbridge increased its ownership in Holdings to approximately 99.7% of the issued and outstanding shares of Holdings, with certain management investors owning the remaining equity interests of Holdings. Except for those transactions reported in the May 2011 Current Report which are hereby incorporated by reference, there are no arrangements or understandings with respect to the election of directors or otherwise between or among any members of either ValueAct or Centerbridge or their associates.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    Concurrently with the Transaction and not as a result of any disagreement with the Company or Holdings, in connection with ValueAct’s disposition of all of its investment in Holdings, as described in Item 5.01 of this Current Report on Form 8-K, Ryan M. Birtwell, Allison Bennington, Alexander Baum and Jay H. Golding voluntarily resigned as members of the Boards of Directors of Holdings and the Company.

(d)    On July 17, 2018, Marcia H. Kendrick was elected to the Board of Directors of the Company (the “Board”) in accordance with the Second Amended and Restated Securities Holders Agreement described under Item 1.01 of this Current Report, pursuant to which the Management Investors (as defined therein) have the right to designate two directors to the Board of Directors of the Company and the election of Ms. Kendrick to the Board was approved by the Board.

Mrs. Kendrick has been the Chief Financial Officer and Executive Vice President of the Company since October 2009, and the Company’s Treasurer and Secretary since May 2005 and February 2017, respectively, having served as Assistant Secretary from February 2012 to January 2017.

Except for those transactions reported in Item 1.01 of this Current Report, there are no arrangements or understandings pursuant to which Mrs. Kendrick was appointed to the Board, and there are no transactions between Mrs. Kendrick and the Company or any subsidiary of the Company that are reportable under Item 404(a) of Regulation S-K.

(e)    In connection with the Transaction, on July 17, 2018, the Board of Directors of Holdings terminated all options previously issued under the Seitel Holdings, Inc. 2007 Non-Qualified Stock Option Plan (as amended, the “2007 Plan”) in accordance with the terms of the 2007 Plan. The 2007 Plan expired pursuant to its terms in 2017, while outstanding awards under the 2007 Plan remained outstanding, until the Transaction. A summary of the 2007 Plan is included in the Company’s Annual Report on Form 10-K, filed with the Commission on February 16, 2018 (the “2018 Annual Report”), and that summary is incorporated herein and qualified in its entirety by reference to the full text of the 2007 Plan, which was filed as Exhibits 10.4 and 10.5 to the 2018 Annual Report.

The Seitel Holdings, Inc. 2008 Amended and Restated Restricted Stock and Restricted Stock Unit Plan (the “2008 Plan”) expired in accordance with its terms in 2018, while outstanding awards under the 2008 Plan remained outstanding until the Transaction. In connection with the Transaction, shares of common stock of Holdings will be issued in respect of all outstanding RSU awards under the 2008 Plan, which awards will then terminate in accordance with their terms. A summary of the 2008 Plan is included in the 2018 Annual Report, and that summary is incorporated herein and qualified in its entirety by reference to the full text of the 2008 Plan, which was filed as Exhibit 10.8 to the 2018 Annual Report.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits

The following exhibits are furnished with this report.

Exhibit No.	Description
10.1	Second Amended and Restated Securities Holders Agreement dated as of July 17, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEITEL, INC.
Date: July 19, 2018	By:	/s/ Marcia H. Kendrick
Marcia H. Kendrick
Chief Financial Officer